UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4629
Van Kampen Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 8/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen Core Plus Fixed Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Plus Fixed Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital U.S. Aggregate Index from 1/31/07 (first month-end after inception) through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 1/26/07		since 1/26/07		since 1/26/07		since 1/26/07
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	1.72%	–0.17%	1.02%	–0.04%	1.34%	1.34%	1.98%

1-year	7.12	2.05	6.37	2.37	6.71	5.71	7.39

30-Day SEC Yield	3.18%		2.62%		2.79%		3.59%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the U.S. Securities and Exchange Commission (the “SEC”). Yields are subject to change. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Aggregate index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Aggregate Index as of November 3, 2008. The Barclays Capital U.S. Aggregate Index is an unmanaged, broad-based market index that covers the U.S. dollar denominated, investment-grade, fixed-rate, taxable bond market of securities registered with the SEC, which includes U.S. Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed securities sectors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

The first several months of the 12-month reporting period marked one of the worst periods in the history of the financial markets as deteriorating economic and credit conditions eroded investor confidence and led to extreme losses in all sectors of the market. The downward spiral was triggered by the government takeover of mortgage giants Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers in September 2008. As a series of other takeovers and failures occurred in subsequent weeks, the credit markets became nearly paralyzed. Banks stopped lending, liquidity became scarce and short-term borrowing costs soared. Panic ensued and investors shed risky assets in favor of high quality Treasury securities, which led to significant spread widening in the corporate credit market.

In 2009, however, the outlook began to improve. Although economic conditions remained weak, the contraction in growth appeared to be slowing. At the same time, many of the programs the government had introduced in late 2008 to enhance market liquidity began to have an impact. Credit concerns eased, consumer confidence began to improve and the market regained its footing as investor appetite for risk returned. These factors, coupled with improving news on the corporate front, led to a market rebound, particularly in financials, which was the most beaten down sector in late 2008. Although the sector has outpaced both industrials and utilities in recent months, it continues to lag over longer periods and spreads still remain wider than historical averages. Within the corporate credit market as a whole, renewed risk appetite led lower-quality issues to outperform higher-quality issues as investors reached for yield. In terms of new issuance, volumes have been robust. In fact, the first half of 2009 saw the heaviest investment grade corporate bond issuance of any six-month period on record.

Within the mortgage sector, agency mortgage-backed securities have posted healthy gains in recent months due in large part to the Federal Reserve’s planned purchase of large quantities of these securities. However, while volatility has declined, yield spreads remain wider than historical averages and performance across the coupon spectrum has been mixed. Non-agency mortgage-backed securities backed by prime loans have also experienced positive price movements recently in response to stabilization of the housing market. On the commercial real estate front, commercial mortgage-backed securities have also performed well as default expectations have declined.

Performance Analysis

All share classes of Van Kampen Core Plus Fixed Income Fund underperformed the Barclays Capital U.S. Aggregate Index (the “Index”) for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

				Barclays Capital U.S.
Class A	Class B	Class C	Class I	Aggregate Index

7.12%	6.37%	6.71%	7.39%	7.94%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s underperformance of the Index during the period was driven primarily by the portfolio’s positioning in two areas:

•	The primary detractor from the Fund’s performance relative to the Index was an overweight in non-agency mortgage-backed securities in 2008. Although this position was almost entirely eliminated by the end of the year, the sector’s poor performance prior to that time led the portfolio’s holdings there to be a drag on returns for the overall reporting period.

•	The portfolio’s yield-curve positioning detracted slightly from relative performance. This position overweighted the 10-year segment of the Treasury yield curve relative to the 30-year segment and was held in the portfolio through most of the second quarter of 2009.

The Fund’s positioning in the following three areas, however, was additive to relative performance for the period:

•	Within the Fund’s corporate credit holdings, overweight allocations relative to the Index in the banking, food and beverage, insurance, and media sectors enhanced returns as significant spread tightening in these sectors in the first half of 2009 led to their strong performance.

•	An underweight in commercial mortgage-backed securities (CMBS) for much of the period was advantageous, particularly in the fourth quarter of 2008 when CMBS spreads widened by a staggering amount. Since the beginning of this year, we have added to this position, bringing it to a near-neutral weighting versus the Index by period end.

•	Over this period the portfolio employed tactical strategies involving interest-rate swaps which were advantageous to performance. These involved trades designed to take advantage of anticipated changes in the relationship between rates on intermediate- and longer-dated swap contracts.

Market Outlook

As expected, the Federal Open Market Committee (FOMC) has left interest rates unchanged since their last reduction in the target federal funds rate in December 2008 and has maintained an accommodative position at each of its meetings this year. The official statement from their August 2009 meeting noted “information received since the Federal Open Market Committee met in June suggests that economic activity is leveling out.” Although economic activity is expected to remain weak for some time, the FOMC anticipates that “policy actions to stabilize financial markets and institutions, fiscal and monetary stimulus, and market forces will contribute to a gradual resumption of sustainable economic growth in a context of price stability.”

We will continue to closely monitor the market and seek to take advantage of emerging opportunities as they develop.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Asset Allocation as of 8/31/09 (Unaudited)

Mortgage Backed Securities	37.0%
Corporate Bonds	29.8
United States Government Agencies & Obligations	23.6
Commercial Mortgage Backed Securities	2.9
Agency Bonds	2.4
Asset Backed Securities	1.2
Foreign Government Obligations	0.5
Municipal Bonds	0.4
CMOs	0.2
Adjustable Rate Mortgage Backed Securities	0.1

Total Long-Term Investments	98.1
Total Short-Term Investments	10.5

Total Investments	108.6
Liabilities in Excess of Other Assets	(8.6)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Asset Allocations are a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,079.13	$3.93
Hypothetical	1,000.00	1,021.42	3.82
(5% annual return before expenses)

Class B
Actual	1,000.00	1,075.63	7.85
Hypothetical	1,000.00	1,017.64	7.63
(5% annual return before expenses)

Class C
Actual	1,000.00	1,074.90	7.53
Hypothetical	1,000.00	1,017.95	7.32
(5% annual return before expenses)

Class I
Actual	1,000.00	1,080.48	2.62
Hypothetical	1,000.00	1,022.68	2.55
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, 1.50%, 1.44% and 0.50% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 37.0%
$1,075	Federal Home Loan Mortgage Corp., September (a)	4.500%	TBA	$1,080,375
5,024	Federal Home Loan Mortgage Corp.	5.000	10/01/35 to 08/01/39	5,174,257
13,163	Federal Home Loan Mortgage Corp.	5.500	01/01/36 to 11/01/37	13,741,826
5,350	Federal Home Loan Mortgage Corp., September (a)	6.500	TBA	5,693,572
759	Federal Home Loan Mortgage Corp.	7.500	01/01/30 to 10/01/32	848,643
263	Federal Home Loan Mortgage Corp.	8.000	01/01/31	297,845
154	Federal Home Loan Mortgage Corp.	8.500	06/01/30	176,558
20	Federal Home Loan Mortgage Corp.	9.000	01/01/30	23,317
20	Federal Home Loan Mortgage Corp.	9.500	12/01/22	22,141
21	Federal Home Loan Mortgage Corp.	10.000	12/01/19	23,695
39	Federal Home Loan Mortgage Corp.	10.500	12/01/19	44,194
2,644	Federal National Mortgage Association	4.500	08/01/39	2,662,876
6,775	Federal National Mortgage Association, September (a)	4.500	TBA	6,866,150
8,992	Federal National Mortgage Association	5.000	05/01/36 to 03/01/39	9,249,753
4,875	Federal National Mortgage Association, September (a)	5.000	TBA	5,003,729
16,531	Federal National Mortgage Association	5.500	04/01/37 to 08/01/38	17,266,108
12,294	Federal National Mortgage Association	6.000	07/01/37 to 11/01/38	12,954,554
10,950	Federal National Mortgage Association, September (a)	6.000	TBA	11,523,167
370	Federal National Mortgage Association	6.500	12/01/31 to 10/01/32	399,411
1,150	Federal National Mortgage Association, September (a)	6.500	TBA	1,229,962
10	Federal National Mortgage Association	7.000	07/01/29 to 06/01/32	10,949
614	Federal National Mortgage Association	7.500	03/01/21 to 08/01/32	684,304
400	Federal National Mortgage Association	8.000	01/01/30 to 06/01/32	452,447
467	Federal National Mortgage Association	8.500	06/01/30 to 01/01/31	533,723
12	Federal National Mortgage Association	9.000	08/01/25	13,405
192	Federal National Mortgage Association	9.500	07/01/16 to 04/01/30	211,216
75	Federal National Mortgage Association	10.000	10/01/18	83,179
81	Federal National Mortgage Association	10.500	03/01/18 to 03/01/21	92,419
2,525	Government National Mortgage Association, September (a)	4.500	TBA	2,546,306
180	Government National Mortgage Association	8.000	01/15/26 to 11/15/29	204,701
21	Government National Mortgage Association	8.500	08/15/26	24,270
48	Government National Mortgage Association	9.000	07/15/24 to 10/15/24	55,659
30	Government National Mortgage Association	10.000	04/15/16	32,769

	Total Mortgage Backed Securities 37.0%			99,227,480

	Corporate Bonds 29.8% Aerospace & Defense 0.2%
250	Boeing Co.	4.875	02/15/20	253,459
220	Boeing Co.	6.000	03/15/19	243,104

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Aerospace & Defense (Continued)
$63	Systems 2001 Asset Trust LLC, Ser C (Cayman Islands) (b)	6.664%	09/15/13	$61,982

				558,545

	Automotive 0.2%
250	Daimler Finance North America LLC	7.300	01/15/12	268,366
60	DaimlerChrysler NA Holding LLC	8.500	01/18/31	71,362
170	Harley-Davidson Funding Corp., Sec C (b)	6.800	06/15/18	161,310

				501,038

	Banking 5.3%
230	American Express Co.	8.125	05/20/19	257,841
130	Bank of America Corp., Ser L	5.650	05/01/18	125,914
1,360	Bank of America Corp.	5.750	12/01/17	1,325,064
220	Bank of America Corp.	7.625	06/01/19	242,644
315	Bank of New York Mellon Corp.	4.500	04/01/13	333,058
365	Bank of New York Mellon Corp.	5.125	08/27/13	393,089
650	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	713,494
345	BB&T Corp.	6.850	04/30/19	376,052
145	Capital One Financial Corp.	7.375	05/23/14	158,331
205	Citigroup, Inc.	5.875	05/29/37	164,023
330	Citigroup, Inc.	6.125	05/15/18	310,792
50	Citigroup, Inc.	8.125	07/15/39	51,541
635	Citigroup, Inc.	8.500	05/22/19	695,270
120	Credit Suisse First Boston USA, Inc.	5.125	08/15/15	125,032
575	Credit Suisse New York (Switzerland)	5.300	08/13/19	582,903
535	Deutsche Bank AG London (Germany)	3.875	08/18/14	538,459
70	Goldman Sachs Group, Inc.	3.625	08/01/12	71,477
2,120	Goldman Sachs Group, Inc.	6.150	04/01/18	2,241,567
360	HBOS PLC (United Kingdom) (b)	6.750	05/21/18	300,700
1,130	JPMorgan Chase & Co.	4.750	05/01/13	1,196,537
620	JPMorgan Chase & Co.	6.000	01/15/18	667,412
190	JPMorgan Chase & Co.	6.300	04/23/19	208,674
160	Nationwide Building Society (United Kingdom) (b)	4.250	02/01/10	160,041
330	PNC Funding Corp.	6.700	06/10/19	362,130
265	Royal Bank of Scotland PLC (United Kingdom) (b)	4.875	08/25/14	265,693
200	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	198,490
215	Wachovia Corp.	5.500	05/01/13	228,626
1,375	Wells Fargo & Co.	5.625	12/11/17	1,443,069
405	Westpac Banking Corp. (Australia)	4.200	02/27/15	408,057

				14,145,980

	Brokerage 0.6%
115	Bear Stearns Co., Inc.	5.550	01/22/17	116,482
305	Bear Stearns Co., Inc.	7.250	02/01/18	348,370
135	Credit Suisse New York (Switzerland)	5.000	05/15/13	143,442
155	Credit Suisse New York (Switzerland)	6.000	02/15/18	159,678

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Brokerage (Continued)
$215	Merrill Lynch & Co., Inc.	6.110%	01/29/37	$185,769
580	Merrill Lynch & Co., Inc.	6.875	04/25/18	593,186

				1,546,927

	Building Materials 0.2%
420	CRH America, Inc.	6.000	09/30/16	412,855

	Cable 0.1%
375	DirecTV Holdings LLC	7.625	05/15/16	396,563

	Chemicals 0.3%
230	E.I. Du Pont de Nemours & Co.	6.000	07/15/18	255,425
305	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	306,042
140	Potash Corp. of Saskatchewan, Inc. (Canada)	6.500	05/15/19	155,336

				716,803

	Construction Machinery 0.1%
115	Caterpillar Financial Services Corp.	4.900	08/15/13	119,444
270	John Deere Capital Corp.	5.750	09/10/18	293,191

				412,635

	Consumer Products 0.3%
460	Philips Electronics NV (Netherlands)	5.750	03/11/18	484,479
110	Procter & Gamble Co.	4.700	02/15/19	114,779
140	Proctor & Gamble Co.	4.600	01/15/14	150,472

				749,730

	Diversified Manufacturing 0.9%
70	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	58,564
85	Cooper Industries, Inc.	5.250	11/15/12	92,671
175	Emerson Electric Co.	4.875	10/15/19	183,103
125	Emerson Electric Co.	5.000	04/15/19	131,575
1,425	General Electric Co.	5.250	12/06/17	1,457,322
270	Honeywell International, Inc.	5.300	03/01/18	289,540
210	Parker Hannifin Corp.	5.500	05/15/18	220,658

				2,433,433

	Electric 2.2%
150	Alabama Power Co., Ser 2008B	5.800	11/15/13	165,733
35	Detroit Edison Co.	6.125	10/01/10	36,281
575	Electricite de France SA (France) (b)	6.500	01/26/19	657,752
725	E.ON International Finance BV (Netherlands) (b)	5.800	04/30/18	774,441
105	FirstEnergy Solutions Corp. (b)	6.050	08/15/21	106,369
245	FPL Group Capital, Inc.	6.000	03/01/19	270,630
105	Georgia Power Co.	6.000	11/01/13	117,166
350	NiSource Finance Corp. (c)	0.976	11/23/09	348,178
180	NiSource Finance Corp.	6.800	01/15/19	182,859
375	Ohio Edison Co.	6.400	07/15/16	407,984
70	Pacificorp	5.500	01/15/19	75,989
320	Peco Energy Co.	5.350	03/01/18	338,424

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electric (Continued)
$190	PPL Energy Supply LLC	6.300%	07/15/13	$202,939
315	PPL Energy Supply LLC	6.500	05/01/18	332,536
120	Progress Energy Carolina	5.300	01/15/19	128,439
275	Progress Energy, Inc.	7.050	03/15/19	317,873
60	Public Service Co. of Colorado	5.800	08/01/18	66,246
255	Public Service Co. of Colorado	6.500	08/01/38	303,893
75	Southern Co.	4.150	05/15/14	77,208
245	Union Electric Co.	6.700	02/01/19	271,562
475	Virginia Electric & Power Co.	8.875	11/15/38	661,264

				5,843,766

	Energy 0.1%
185	Pioneer Natural Resources Co.	6.650	03/15/17	170,512

	Entertainment 0.1%
330	Time Warner, Inc.	7.700	05/01/32	366,945

	Financial 0.1%
255	NYSE Euronext	4.800	06/28/13	267,815

	Food/Beverage 1.7%
125	Anheuser-Busch InBev Worldwide, Inc. (b)	5.375	11/15/14	133,283
350	Anheuser-Busch InBev Worldwide, Inc. (b)	7.200	01/15/14	393,474
255	Archer-Daniels-Midland Co.	5.450	03/15/18	274,343
40	Archer-Daniels-Midland Co.	6.450	01/15/38	45,392
240	Bunge Ltd. Finance Corp.	8.500	06/15/19	271,170
135	ConAgra Foods, Inc.	7.000	10/01/28	147,694
400	ConAgra Foods, Inc.	8.250	09/15/30	498,092
165	Constellation Brands, Inc.	7.250	09/01/16	160,463
305	Diageo Capital PLC (United Kingdom)	5.750	10/23/17	333,095
250	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	289,076
285	Dr. Pepper Snapple Group, Inc.	6.820	05/01/18	318,422
390	FBG Finance Ltd. (Australia) (b)	5.125	06/15/15	399,968
370	General Mills, Inc.	5.650	02/15/19	400,526
755	Kraft Foods, Inc.	6.125	08/23/18	831,560
70	Kraft Foods, Inc.	6.750	02/19/14	79,521
70	Kraft Foods, Inc.	7.000	08/11/37	81,277

				4,657,356

	Forest Products 0.0%
130	Georgia-Pacific LLC (b)	8.250	05/01/16	131,950

	Gaming & Leisure 0.2%
390	MGM Mirage, Inc. (b)	13.000	11/15/13	436,800

	Health Care 0.5%
110	Baxter International, Inc.	5.375	06/01/18	118,743
300	HCA, Inc. (b)	8.500	04/15/19	305,250

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Health Care (Continued)
$130	Hospira, Inc.	6.400%	05/15/15	$142,012
405	Medco Health Solutions, Inc.	7.125	03/15/18	457,426
305	UnitedHealth Group, Inc.	6.000	02/15/18	310,546

				1,333,977

	Independent Energy 0.7%
180	Apache Corp.	6.900	09/15/18	212,874
320	Devon Financing Corp., ULC (Canada)	7.875	09/30/31	395,358
330	Encana Corp. (Canada)	5.900	12/01/17	356,172
95	EnCana Corp. (Canada)	6.500	05/15/19	105,253
100	Gaz Capital SA (Luxembourg) (b)	6.510	03/07/22	82,375
380	Questar Market Resources, Inc.	6.800	04/01/18	388,046
320	XTO Energy, Inc.	5.500	06/15/18	330,202
135	XTO Energy, Inc.	6.500	12/15/18	148,878

				2,019,158

	Integrated Energy 0.3%
370	ConocoPhillips	5.200	05/15/18	391,866
200	ConocoPhillips	5.750	02/01/19	219,402
220	Consumers Energy Co., Ser F	4.000	05/15/10	223,572

				834,840

	Life Insurance 0.8%
260	Ace INA Holdings, Inc.	5.900	06/15/19	280,572
115	MetLife, Inc.	6.750	06/01/16	125,970
275	MetLife, Inc., Ser A	6.817	08/15/18	304,331
260	MetLife, Inc., Ser B	7.717	02/15/19	304,648
25	Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	23,210
295	Principal Financial Group, Inc.	8.875	05/15/19	338,320
140	Prudential Financial, Inc.	6.625	12/01/37	136,837
130	Prudential Financial, Inc.	7.375	06/15/19	141,534
430	Xlliac Global Funding (b)	4.800	08/10/10	427,331

				2,082,753

	Managed Health Care 0.0%
130	WellPoint, Inc.	7.000	02/15/19	143,964

	Media-Cable 1.1%
515	Comcast Corp.	5.700	05/15/18	544,755
20	Comcast Corp.	6.500	01/15/15	22,173
650	COX Communications, Inc. (b)	8.375	03/01/39	808,568
315	CSC Holdings, Inc.	7.625	07/15/18	303,188
220	Time Warner Cable, Inc.	6.750	06/15/39	236,039
255	Time Warner Cable, Inc.	8.250	04/01/19	306,739
340	Time Warner Cable, Inc.	8.750	02/14/19	419,253
285	Time Warner, Inc.	5.875	11/15/16	298,216

				2,938,931

	Media-Noncable 1.0%
105	Grupo Televisa SA (Mexico)	6.000	05/15/18	106,855
575	News America, Inc.	7.850	03/01/39	673,756

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Noncable (Continued)
$440	Omnicom Group, Inc.	6.250%	07/15/19	$467,397
130	Pearson Dollar Finance Two PLC (United Kingdom) (b)	6.250	05/06/18	135,044
140	Viacom, Inc.	5.625	09/15/19	141,591
375	Viacom, Inc.	6.875	04/30/36	397,149
320	Vivendi (France) (b)	6.625	04/04/18	335,959
365	WPP Finance (United Kingdom)	8.000	09/15/14	400,192

				2,657,943

	Metals 0.7%
425	ArcelorMittal (Luxembourg)	6.125	06/01/18	407,454
724	ArcelorMittal (Luxembourg)	9.850	06/01/19	828,315
170	Rio Tinto Finance USA Ltd. (Australia)	6.500	07/15/18	183,323
30	Rio Tinto Finance USA, Ltd. (Australia)	9.000	05/01/19	35,994
460	Teck Resources, Ltd. (Canada)	10.250	05/15/16	510,600

				1,965,686

	Noncaptive-Consumer Finance 1.1%
425	American Express Credit Corp., Ser C	7.300	08/20/13	466,244
1,190	General Electric Capital Corp.	5.625	05/01/18	1,186,970
1,040	HSBC Finance Corp.	5.500	01/19/16	1,050,610
15	HSBC Finance Corp.	6.375	10/15/11	15,636
115	HSBC Finance Corp.	8.000	07/15/10	120,670
40	SLM Corp.	4.000	01/15/10	39,297

				2,879,427

	Non-US Agency 0.2%
460	KFW (Germany)	4.875	06/17/19	497,503

	Oil Field Services 0.5%
575	Chesapeake Energy Corp.	6.875	01/15/16	530,437
280	El Paso Corp.	8.250	02/15/16	284,200
315	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	336,072
170	Weatherford International Ltd. (Switzerland)	6.000	03/15/18	173,692

				1,324,401

	Paper 0.1%
265	International Paper Co.	7.500	08/15/21	269,048

	Pharmaceuticals 1.9%
205	Amgen, Inc.	5.700	02/01/19	225,928
400	Amgen, Inc.	5.850	06/01/17	442,446
135	AstraZeneca PLC (United Kingdom)	6.450	09/15/37	159,327
425	Biogen Idec, Inc.	6.875	03/01/18	464,987
255	GlaxoSmithKline Capital, Inc.	5.650	05/15/18	278,684
135	Hospira, Inc. (c)	1.077	03/30/10	134,697
505	Merck & Co., Inc.	5.000	06/30/19	534,860
440	Novartis Capital Corp.	4.125	02/10/14	461,997
830	Pfizer, Inc.	6.200	03/15/19	940,112
795	Roche Holdings, Inc. (b)	6.000	03/01/19	881,455

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pharmaceuticals (Continued)
$375	Watson Pharmaceuticals, Inc.	6.125%	08/15/19	$386,259
30	Wyeth	5.450	04/01/17	32,460
70	Wyeth	5.500	02/15/16	75,477
150	Wyeth	6.450	02/01/24	169,741

				5,188,430

	Pipelines 0.9%
105	CenterPoint Energy Resources Corp.	6.250	02/01/37	99,614
70	CenterPoint Energy Resources Corp.	7.875	04/01/13	78,720
119	Colorado Interstate Gas Co.	6.800	11/15/15	131,614
420	Enterprise Products Operating LLC	6.500	01/31/19	458,073
700	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	644,000
440	Plains All American Pipeline LP	6.700	05/15/36	458,176
185	Plains All American Pipeline, LP	8.750	05/01/19	223,454
255	Texas Eastern Transmission LP	7.000	07/15/32	284,598

				2,378,249

	Property & Casualty Insurance 0.9%
180	Ace INA Holdings, Inc.	5.600	05/15/15	193,001
730	AIG SunAmerica Global Financing VI (b)	6.300	05/10/11	714,050
240	Allstate Corp.	7.450	05/16/19	277,776
480	Berkshire Hathaway Finance Corp.	5.400	05/15/18	513,564
100	Farmers Exchange Capital (b)	7.050	07/15/28	80,795
185	Travelers Cos., Inc.	5.800	05/15/18	201,142
315	Travelers Cos., Inc.	5.900	06/02/19	347,566

				2,327,894

	Railroads 0.4%
115	Canadian National Railway Co. (Canada)	5.550	05/15/18	124,328
100	CSX Corp.	7.375	02/01/19	116,221
265	Norfolk Southern Corp. (b)	5.750	01/15/16	283,114
330	Union Pacific Corp.	6.125	02/15/20	365,221
220	Union Pacific Corp.	7.875	01/15/19	268,026

				1,156,910

	REITS 0.3%
250	Simon Property Group, LP	6.750	05/15/14	268,154
500	WEA Finance LLC (a) (b)	6.750	09/02/19	493,372

				761,526

	Restaurants 0.2%
240	Yum! Brands, Inc.	6.250	03/15/18	260,194
300	Yum! Brands, Inc.	6.875	11/15/37	326,573

				586,767

	Retailers 0.7%
270	CVS Caremark Corp.	6.600	03/15/19	306,272
42	CVS Pass-Through Trust	6.036	12/10/28	39,898
295	CVS Pass-Through Trust (b)	8.353	07/10/31	315,770
435	Home Depot, Inc.	5.400	03/01/16	450,644
510	Wal-Mart Stores, Inc.	4.125	02/01/19	510,006

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Retailers (Continued)
$200	Wal-Mart Stores, Inc.	4.250%	04/15/13	$213,200
65	Wal-Mart Stores, Inc.	5.800	02/15/18	72,738

				1,908,528

	Services 0.1%
270	Case New Holland, Inc. (b)	7.750	09/01/13	267,300

	Software 0.1%
205	Microsoft Corp.	4.200	06/01/19	210,016

	Supermarkets 0.3%
105	Delhaize America, Inc.	9.000	04/15/31	135,900
335	Delhaize Group (Belgium)	5.875	02/01/14	357,158
115	Kroger Co.	5.000	04/15/13	120,466
165	Kroger Co.	6.400	08/15/17	182,601

				796,125

	Technology 0.9%
395	Cisco Systems, Inc.	4.950	02/15/19	413,039
95	Cisco Systems, Inc.	5.900	02/15/39	101,888
215	Corning, Inc.	6.625	05/15/19	232,888
265	Fiserv, Inc.	6.800	11/20/17	289,783
335	Hewlett-Packard Co.	4.750	06/02/14	358,982
120	Hewlett-Packard Co.	5.500	03/01/18	130,468
200	IBM Corp.	7.625	10/15/18	245,882
125	IBM Corp.	8.000	10/15/38	175,382
265	KLA Instruments Corp.	6.900	05/01/18	271,465
90	LG Electronics, Inc. (South Korea) (b)	5.000	06/17/10	90,547
165	Xerox Corp.	6.350	05/15/18	169,121

				2,479,445

	Tobacco 0.5%
235	Altria Group, Inc.	9.250	08/06/19	284,109
315	BAT International Finance PLC (United Kingdom) (b)	9.500	11/15/18	402,973
345	Philip Morris International, Inc.	5.650	05/16/18	367,529
300	Reynolds American, Inc.	6.500	07/15/10	309,150

				1,363,761

	Utility 0.3%
395	AES Corp. (b)	8.750	05/15/13	402,900
295	NRG Energy, Inc.	8.500	06/15/19	288,362

				691,262

	Wireless 0.5%
350	Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500	01/15/13	354,375
310	SBA Telecommunications, Inc. (b)	8.250	08/15/19	313,100
310	Verizon Wireless Capital LLC (b)	5.550	02/01/14	335,559
275	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	290,429

				1,293,463

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireline 2.2%
$590	AT&T Corp.	8.000%	11/15/31	$734,575
120	AT&T, Inc.	5.600	05/15/18	126,963
365	AT&T, Inc.	6.300	01/15/38	384,490
265	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	286,976
205	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	273,546
195	France Telecom SA (France)	8.500	03/01/31	264,900
110	Qwest Corp.	6.500	06/01/17	101,750
270	Qwest Corp.	6.875	09/15/33	211,950
65	Telecom Italia Capital (Luxembourg)	4.875	10/01/10	66,662
335	Telecom Italia Capital (Luxembourg)	4.950	09/30/14	346,134
460	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	506,470
165	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	184,022
715	Telefonica Europe BV (Netherlands)	8.250	09/15/30	937,928
410	Verizon Communications, Inc.	5.500	02/15/18	431,303
535	Verizon Communications, Inc.	6.350	04/01/19	595,182
275	Verizon Communications, Inc.	8.950	03/01/39	375,450

				5,828,301

	Total Corporate Bonds 29.8%			79,935,261

	United States Government Agencies & Obligations 23.6%
2,251	Federal Home Loan Mortgage Corp. (REMIC) (c)	0.773	07/15/28	2,228,556
2,740	Federal Home Loan Mortgage Corp.	5.500	08/23/17	3,085,892
1,080	Federal Home Loan Mortgage Corp.	6.250	07/15/32	1,303,793
3,000	Federal National Mortgage Association	2.500	05/15/14	2,986,716
152	Federal National Mortgage Association (REMIC) (e)	6.000	07/25/33	17,746
63	Federal National Mortgage Association (REMIC) (e)	7.000	05/25/33	9,738
2,705	United States Treasury Bond	3.500	02/15/39	2,390,546
5,750	United States Treasury Bond	4.250	05/15/39	5,815,590
3,540	United States Treasury Bond	6.250	08/15/23	4,381,858
9,335	United States Treasury Bond (STRIPS)	0.000	11/15/19	6,279,449
7,015	United States Treasury Bond (STRIPS)	0.000	11/15/21	4,204,616
5,615	United States Treasury Bond (STRIPS)	0.000	11/15/21	3,353,048
1,950	United States Treasury Bond	7.875	02/15/21	2,680,642
5,680	United States Treasury Bond	8.750	05/15/20	8,207,600
3,000	United States Treasury Notes	0.875	05/31/11	3,003,870
3,000	United States Treasury Notes	1.000	07/31/11	3,000,127
5,000	United States Treasury Notes	1.125	06/30/11	5,023,830
1,010	United States Treasury Notes	1.750	03/31/14	989,170
4,300	United States Treasury Notes	2.625	07/31/14	4,352,408

	Total United States Government Agencies & Obligations 23.6%			63,315,195

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Commercial Mortgage Backed Securities 2.9%
$1,200	Banc of America Commercial Mortgage, Inc. (d)	5.935%	02/10/51	$1,004,484
525	Citigroup Commercial Mortgage Trust	5.431	10/15/49	474,088
680	Citigroup Commercial Mortgage Trust (d)	5.888	12/10/49	592,865
625	Citigroup Commercial Mortgage Trust (d)	5.916	03/15/49	584,935
570	Citigroup Commercial Mortgage Trust (d)	6.299	12/10/49	504,934
600	Commercial Mortgage Pass-Through Certificates (d)	5.816	12/10/49	528,974
1,375	Greenwich Capital Commercial Funding Corp.	5.444	03/10/39	1,176,678
575	JP Morgan Chase Commercial Mortgage Securities Corp. (d)	6.006	06/15/49	487,846
845	LB–UBS Commercial Mortgage Trust	5.156	02/15/31	762,013
1,175	LB–UBS Commercial Mortgage Trust	5.372	09/15/39	1,023,613
625	LB–UBS Commercial Mortgage Trust (d)	5.866	09/15/45	515,771

	Total Commercial Mortgage Backed Securities 2.9%			7,656,201

	Agency Bonds 2.4% Banking—FDIC Guaranteed
6,350	GMAC, Inc.	2.200	12/19/12	6,404,185

	Asset Backed Securities 1.2%
187	Capital Auto Receivables Asset Trust (c)	0.283	04/15/11	187,095
223	Capital Auto Receivables Asset Trust (c)	0.333	07/15/10	222,617
159	Capital Auto Receivables Asset Trust (c)	0.333	05/15/11	158,594
4	Carrington Mortgage Loan Trust (c)	0.336	10/25/36	3,751
1,341	Chrysler Financial Auto Securitization Trust	1.012	07/15/10	1,341,963
52	Countrywide Asset-Backed Certificates (c)	0.466	07/25/34	37,353
364	Countrywide Asset-Backed Certificates (c)	0.656	11/25/34	277,890
361	Countrywide Asset-Backed Certificates (c)	0.946	06/25/33	248,665
157	Ford Credit Auto Owner Trust (c)	0.873	07/15/10	156,673
578	Provident Bank Home Equity Loan Trust (c)	0.806	08/25/31	236,887
75	Renaissance Home Equity Loan Trust (c)	0.376	06/25/37	69,282
13	Residential Asset Mortgage Products, Inc. (c)	0.356	10/25/36	12,729
122	SLM Student Loan Trust (c)	0.494	10/27/14	121,788
42	Specialty Underwriting & Residential Finance (c)	0.536	05/25/35	28,806
72	Structured Asset Investment Loan Trust (c)	1.006	11/25/33	49,860

	Total Asset Backed Securities 1.2%			3,153,953

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Foreign Government Obligations 0.5%
$810	Brazilian Government International Bond (Brazil)	6.000%	01/17/17	$850,500
135	Korea Railroad Corp. (Republic of Korea (South Korea)) (b)	5.375	05/15/13	137,593
304	Mexico Government International Bond (Mexico)	5.625	01/15/17	309,320

	Total Foreign Government Obligations 0.5%			1,297,413

	Municipal Bonds 0.4% California 0.3%
630	California St Taxable Var Purp 3	5.950	04/01/16	665,652

	Illinois 0.1%
345	Illinois St Toll Hwy Auth Toll Hwy Rev Build America Bonds Direct Pmt Taxable Sr Priority	6.184	01/01/34	378,875

	Total Municipal Bonds 0.4%			1,044,527

	Collateralized Mortgage Obligations 0.2%
72	American Home Mortgage Assets (c)	0.576	10/25/46	9,143
728	Countrywide Alternative Loan Trust (c)	0.536	12/25/46	104,368
531	Countrywide Alternative Loan Trust (c)	0.633	03/20/46	72,531
94	Countrywide Home Loans (c)	0.536	04/25/35	45,669
86	Harborview Mortgage Loan Trust (c)	0.723	06/20/35	40,542
700	MASTR Adjustable Rate Mortgages Trust (c)	2.150	04/25/46	126,778
71	Structured Asset Mortgage Investments, Inc. (c)	0.546	07/25/46	12,391
225	Washington Mutual Mortgage Pass-Through Certificates (c)	0.616	06/25/46	40,399

	Total Collateralized Mortgage Obligations 0.2%			451,821

	Adjustable Rate Mortgage Backed Securities 0.1%
181	Government National Mortgage Association II (c)	4.375	01/20/25 to 06/20/25	185,567

	Total Long-Term Investments 98.1% (Cost $255,411,157)			262,671,603

Short-Term Investments 10.5% Repurchase Agreements 3.3%
Banc of America Securities ($5,352,408 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $5,352,438)				5,352,408
JPMorgan Chase & Co. ($3,367,275 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $3,367,293)				3,367,275

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($131,317 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $131,317)	$131,317

Total Repurchase Agreements 3.3%	8,851,000

United States Government Agency Obligations 7.2%
Freddie Mac Discount Notes ($3,500,000 par, yielding 0.203%, 09/08/09 maturity)	3,499,864
United States Treasury Bill ($7,000,000 par, yielding 0.106%, 09/17/09 maturity)	6,999,673
United States Treasury Bill ($4,907,000 par, yielding 0.271%, 11/12/09 maturity) (f)	4,904,376
United States Treasury Bill ($4,000,000 par, yielding 0.114%, 09/24/09 maturity)	3,999,714

Total United States Government Agency Obligations 7.2%	19,403,627

Total Short-Term Investments 10.5% (Cost $28,254,627)	28,254,627

Total Investments 108.6% (Cost $283,665,784)	290,926,230

Liabilities in Excess of Other Assets (8.6%)	(23,104,443)

Net Assets 100.0%	$267,821,787

Percentages are calculated as a percentage of net assets.

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Floating Rate Coupon

(d)	Variable Rate Coupon

(e)	IO—Interest Only

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Futures contracts outstanding as of August 31, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
EuroDollar 90-Day Futures, March 2011 (Current Notional Value of $244,288 per contract)	28	$6,122
EuroDollar 90-Day Futures, June 2011 (Current Notional Value of $243,425 per contract)	28	1,058
EuroDollar 90-Day Futures, September 2011 (Current Notional Value of $242,688 per contract)	28	(1,983)
EuroDollar 90-Day Futures, December 2011 (Current Notional Value of $242,000 per contract)	28	(3,086)
U.S. Treasury Bond 30-Year Futures, September 2009 (Current Notional Value of $120,938 per contract)	4	742
U.S. Treasury Notes 2-Year Futures, December 2009 (Current Notional Value of $216,344 per contract)	249	130,507
U.S. Treasury Notes 5-Year Futures, December 2009 (Current Notional Value of $115,250 per contract)	241	155,290

Total Long Contracts:	606	288,650

Short Contracts:
U.S. Treasury Bond 30-Year Futures, December 2009 (Current Notional Value of $119,750 per contract)	156	(215,698)
U.S. Treasury Notes 5-Year Futures, September 2009 (Current Notional Value of $116,516 per contract)	7	(3,598)
U.S. Treasury Notes 10-Year Futures, September 2009 (Current Notional Value of $118,547 per contract)	301	(668,835)

Total Short Contracts:	464	(888,131)

Total Futures Contracts	1,070	$(599,481)

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Swap contracts outstanding as of August 31, 2009:
Credit Default Swaps

								Credit
			Receive		Notional			Rating
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		of Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity

Merrill Lynch International	CDX.NA.IG.12	Sell	1.000%	06/20/14	$8,750	$(322,589)	$(54,639)	N/R

N/R—Not Rated

Interest Rate Swaps

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

Barclays Bank PLC	USD-LIBOR BBA	Pay	4.640%	05/27/19	$5,248	$(2,257)
Deutsche Bank AG Frankfurt	EUR-EURIBOR	Pay	5.063	08/05/24	13,853	201,007
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	**	11/15/21	3,797	(267,330)
UBS AG London	USD-LIBOR BBA	Pay	4.660	05/27/19	15,322	5,363

						(63,217)

Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	5,715	(562,890)
Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/21	3,100	(335,461)
Barclays Bank PLC	USD-LIBOR BBA	Receive	4.040	05/27/39	1,204	(4,883)
Deutsche Bank AG Frankfurt	EUR-EURIBOR	Receive	4.460	08/05/19	11,398	(152,497)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	3,242	(244,517)
UBS AG London	USD-LIBOR BBA	Receive	4.040	05/27/39	3,546	(14,383)

						(1,314,631)

Total Interest Rate Swaps						(1,377,848)

Total Swap Contracts						$(1,432,487)

**	Zero Coupon Swaps. The Fund and/or counterparty will make a net payment at the expiration date.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1 (B) to the financial statement for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets
Mortgage Backed Securities	$—	$99,227,480	$—	$99,227,480
Corporate Bonds		79,935,261	—	79,935,261
United States Government Agencies & Obligations	—	63,315,195	—	63,315,195
Commercial Mortgage Backed Securities	—	7,656,201	—	7,656,201
Agency Bonds	—	6,404,185	—	6,404,185
Asset Backed Securities	—	3,153,953	—	3,153,953
Collateralized Mortgage Obligations	—	451,821	—	451,821
Foreign Government Obligations	—	1,297,413	—	1,297,413
Municipal Bonds	—	1,044,527	—	1,044,527
Adjustable Rate Mortgage Backed Securities	—	185,567	—	185,567
Short-Term Investments	—	28,254,627	—	28,254,627
Futures	293,719	—	—	293,719
Credit Default Swaps	—	—	—	—
Interest Rate Swaps	—	206,370	—	206,370

Total Assets	293,719	291,132,600	—	291,426,319

Liabilities
Futures	(893,200)	—	—	(893,200)
Credit Default Swaps	—	(54,639)	—	(54,639)
Interest Rate Swaps	—	(1,584,218)	—	(1,584,218)

Total Liabilities	$(893,200)	$(1,638,857)	$—	$(2,532,057)

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2009  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

United States
Government Agencies
& Obligations

Balance as of 8/31/08	$135,618
Accrued Discounts/Premiums	-0-
Realized Gain/Loss	41,597
Change in Unrealized Appreciation/Depreciation	(23,575)
Net Purchases/Sales	(135,894)
Net Transfers in and/or out of Level 3	(17,746)

Balance as of 8/31/09	$-0-

Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 8/31/09	$-0-

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $283,665,784)	$290,926,230
Cash	357
Receivables:
Investments Sold	12,463,407
Interest	1,971,943
Fund Shares Sold	426,060
Other	50,208

Total Assets	305,838,205

Liabilities:
Payables:
Investments Purchased	35,512,007
Fund Shares Repurchased	638,666
Variation Margin on Futures	95,780
Investment Advisory Fee	68,561
Distributor and Affiliates	45,004
Income Distributions	19,599
Swap Contracts	1,432,487
Trustees’ Deferred Compensation and Retirement Plans	28,754
Accrued Expenses	134,838
Other	40,722

Total Liabilities	38,016,418

Net Assets	$267,821,787

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$293,207,622
Net Unrealized Appreciation	5,551,067
Accumulated Undistributed Net Investment Income	(101,688)
Accumulated Net Realized Loss	(30,835,214)

Net Assets	$267,821,787

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $91,970,714 and 9,893,348 shares of beneficial interest issued and outstanding)	$9.30
Maximum sales charge (4.75%* of offering price)	0.46

Maximum offering price to public	$9.76

Class B Shares:
Net asset value and offering price per share (Based on net assets of $8,922,562 and 964,959 shares of beneficial interest issued and outstanding)	$9.25

Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,314,986 and 1,548,063 shares of beneficial interest issued and outstanding)	$9.25

Class I Shares:
Net asset value and offering price per share (Based on net assets of $152,613,525 and 16,408,993 shares of beneficial interest issued and outstanding)	$9.30

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Interest	$11,191,717
Other	1,950

Total Income	$11,193,667

Expenses:
Investment Advisory Fee	915,122
Distribution (12b-1) and Service Fees
Class A	213,217
Class B	80,453
Class C	99,243
Transfer Agent Fees	148,151
Accounting and Administrative Expenses	145,312
Reports to Shareholders	138,090
Custody	86,656
Professional Fees	76,493
Registration Fees	57,470
Trustees’ Fees and Related Expenses	17,632
Other	41,465

Total Expenses	2,019,304
Expense Reduction	406,231

Net Expenses	1,613,073

Net Investment Income	$9,580,594

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(27,043,467)
Futures	5,449,389
Swap Contracts	3,723,296
Foreign Currency Transactions	(21,118)
Written Options	(165,643)

Net Realized Loss	(18,057,543)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(20,340,378)

End of the Period:
Investments	7,260,446
Futures	(599,481)
Swap Contracts	(1,109,898)

5,551,067

Net Unrealized Appreciation During the Period	25,891,445

Net Realized and Unrealized Gain	$7,833,902

Net Increase in Net Assets From Operations	$17,414,496

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$9,580,594	$10,310,391
Net Realized Loss	(18,057,543)	(12,312,984)
Net Unrealized Appreciation/Depreciation During the Period	25,891,445	(20,201,609)

Change in Net Assets from Operations	17,414,496	(22,204,202)

Distributions from Net Investment Income:
Class A Shares	(3,639,691)	(3,120,248)
Class B Shares	(284,426)	(227,863)
Class C Shares	(547,715)	(595,031)
Class I Shares	(6,147,413)	(6,072,204)

	(10,619,245)	(10,015,346)

Distributions from Net Realized Gain:
Class A Shares	-0-	(11,452)
Class B Shares	-0-	(688)
Class C Shares	-0-	(1,965)
Class I Shares	-0-	(40,962)

	-0-	(55,067)

Total Distributions	(10,619,245)	(10,070,413)

Net Change in Net Assets from Investment Activities	6,795,251	(32,274,615)

From Capital Transactions:
Proceeds from Shares Sold	215,149,897	419,616,890
Net Asset Value of Shares Issued Through Dividend Reinvestment	10,304,677	9,678,183
Cost of Shares Repurchased	(234,160,611)	(165,039,998)

Net Change in Net Assets from Capital Transactions	(8,706,037)	(264,255,075)

Total Increase/Decrease in Net Assets	(1,910,786)	231,980,460
Net Assets:
Beginning of the Period	269,732,573	37,752,113

End of the Period (Including accumulated undistributed net investment income of $(101,688) and $668,608, respectively)	$267,821,787	$269,732,573

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			January 26, 2007
	Year Ended		(Commencement of
	August 31,		Operations) to
Class A Shares	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.05	$9.98	$10.00

Net Investment Income (a)	0.34	0.45	0.36
Net Realized and Unrealized Gain/Loss	0.29	(0.92)	(0.10)

Total from Investment Operations	0.63	(0.47)	0.26

Less:
Distributions from Net Investment Income	0.38	0.46	0.28
Distributions from Net Realized Gain	0.00	0.00 (c)	0.00

Total Distributions	0.38	0.46	0.28

Net Asset Value, End of the Period	$9.30	$9.05	$9.98

Total Return* (b)	7.12%	–4.91%	2.62% **
Net Assets at End of the Period (In millions)	$92.0	$91.8	$28.7
Ratio of Expenses to Average Net Assets*	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets*	3.84%	4.69%	6.10%
Portfolio Turnover	503%	460%	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.92%	0.96%	2.08%
Ratio of Net Investment Income to Average Net Assets	3.67%	4.48%	4.78%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			January 26, 2007
	Year Ended		(Commencement of
	August 31,		Operations) to
Class B Shares	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.01	$9.99	$10.00

Net Investment Income (a)	0.27	0.38	0.30
Net Realized and Unrealized Gain/Loss	0.29	(0.92)	(0.07)

Total from Investment Operations	0.56	(0.54)	0.23

Less:
Distributions from Net Investment Income	0.32	0.44	0.24
Distributions from Net Realized Gain	0.00	0.00 (c)	0.00

Total Distributions	0.32	0.44	0.24

Net Asset Value, End of the Period	$9.25	$9.01	$9.99

Total Return* (b)	6.37%	–5.69%	2.35%	**(d)
Net Assets at End of the Period (In millions)	$8.9	$8.6	$1.5
Ratio of Expenses to Average Net Assets* (e)	1.50%	1.50%	1.28%	(d)
Ratio of Net Investment Income to Average Net Assets*	3.09%	3.95%	5.14%	(d)
Portfolio Turnover	503%	460%	91%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	1.67%	1.68%	2.68%	(d)
Ratio of Net Investment Income to Average Net Assets	2.92%	3.77%	3.74%	(d)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.03% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					January 26, 2007
	Year Ended				(Commencement of
	August 31,				Operations) to
Class C Shares	2009		2008		August 31, 2007

Net Asset Value, Beginning of the Period	$9.00		$10.01		$10.00

Net Investment Income (a)	0.31		0.37		0.31
Net Realized and Unrealized Gain/Loss	0.27		(0.89)		(0.05)

Total from Investment Operations	0.58		(0.52)		0.26

Less:
Distributions from Net Investment Income	0.33		0.49		0.25
Distributions from Net Realized Gain	0.00		0.00	(c)	0.00

Total Distributions	0.33		0.49		0.25

Net Asset Value, End of the Period	$9.25		$9.00		$10.01

Total Return* (b)	6.71%	(d)	–5.47%	(d)	2.61%	**(d)
Net Assets at End of the Period (In millions)	$14.3		$17.2		$2.0
Ratio of Expenses to Average Net Assets* (e)	1.18%	(d)	1.45%	(d)	1.12%	(d)
Ratio of Net Investment Income to Average Net Assets*	3.43%	(d)	3.81%	(d)	5.31%	(d)
Portfolio Turnover	503%		460%		91%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	1.35%(d	)	1.58%	(d)	2.52%	(d)
Ratio of Net Investment Income to Average Net Assets	3.26%(d	)	3.68%	(d)	3.92%	(d)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.03% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			January 26, 2007
	Year Ended		(Commencement of
	August 31,		Operations) to
Class I Shares	2009	2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.06	$9.98	$10.00

Net Investment Income (a)	0.37	0.47	0.36
Net Realized and Unrealized Gain/Loss	0.27	(0.91)	(0.09)

Total from Investment Operations	0.64	(0.44)	0.27

Less:
Distributions from Net Investment Income	0.40	0.48	0.29
Distributions from Net Realized Gain	0.00	0.00 (c)	0.00

Total Distributions	0.40	0.48	0.29

Net Asset Value, End of the Period	$9.30	$9.06	$9.98

Total Return* (b)	7.39%	–4.67%	2.77% **
Net Assets at End of the Period (In millions)	$152.6	$152.1	$5.6
Ratio of Expenses to Average Net Assets* (d)	0.50%	0.50%	0.52%
Ratio of Net Investment Income to Average Net Assets*	4.08%	4.81%	6.07%
Portfolio Turnover	503%	460%	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	0.66%	0.61%	1.91%
Ratio of Net Investment Income to Average Net Assets	3.92%	4.70%	4.68%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
The Van Kampen Core Plus Fixed Income Fund (the “Fund”) is organized as a diversified series of the Van Kampen Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return. The Fund invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Fund commenced operations on January 26, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

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Notes to Financial Statements  ■  August 31, 2009  continued

measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At August 31, 2009, the Fund had $34,216,585 of when-issued, delayed delivery or forward purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board’s Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $20,161,052 which will expire on August 31, 2017.
At August 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$283,877,586

Gross tax unrealized appreciation	$9,979,781
Gross tax unrealized depreciation	(2,931,137)

Net tax unrealized appreciation on investments	$7,048,644

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually.
The tax character of distributions paid during the fiscal years ended August 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$10,625,991	$10,036,254
Long-term capital gain	-0-	55,067

	$10,625,991	$10,091,321

Permanent differences, primarily due to net realized gains/losses on swap contracts and paydowns on mortgage backed securities, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$268,355	$(248,114)	$(20,241)

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$94,702
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses of $11,217,435 which are not recognized for tax purposes until the first day of the following fiscal

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Notes to Financial Statements  ■  August 31, 2009  continued

year and gains or losses recognized for tax purposes on open futures transactions on August 31, 2009.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gain and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in note 10, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.375%
Over $1 billion	0.300%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.75%, 1.50%, 1.18% and 0.50% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended August 31, 2009, the Adviser waived or reimbursed approximately $406,200 of advisory fees or other expenses.
For the year ended August 31, 2009, the Fund recognized expenses of approximately $11,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $63,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

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Notes to Financial Statements  ■  August 31, 2009  continued

Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $39,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $15,900 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $67,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $45,900. Sales charges do not represent expenses of the Fund.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	4,873,842	$43,618,608	11,516,834	$115,627,553
Class B	544,177	4,833,603	1,129,969	11,287,816
Class C	652,036	5,767,165	3,188,209	32,162,308
Class I	18,133,173	160,930,521	26,071,905	260,539,213

Total Sales	24,203,228	$215,149,897	41,906,917	$419,616,890

Dividend Reinvestment:
Class A	389,038	$3,474,731	300,020	$2,930,943
Class B	30,382	270,043	22,451	217,854
Class C	46,987	417,951	44,873	436,954
Class I	687,143	6,141,952	618,634	6,092,432

Total Dividend Reinvestment	1,153,550	$10,304,677	985,978	$9,678,183

Repurchases:
Class A	(5,507,623)	$(49,159,883)	(4,551,149)	$(44,060,433)
Class B	(569,159)	(5,046,574)	(344,188)	(3,282,138)
Class C	(1,059,500)	(9,403,472)	(1,520,393)	(14,466,189)
Class I	(19,202,750)	(170,550,682)	(10,461,564)	(103,231,238)

Total Repurchases	(26,339,032)	$(234,160,611)	(16,877,294)	$(165,039,998)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For year ended August 31, 2009, the Fund received redemption fees of approximately $700, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $93,717,264 and $69,915,629 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $1,201,442,700 and $1,255,741,830, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

A. Futures Contracts The Fund is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended August 31, 2009, were as follows:

Contracts

Outstanding at August 31, 2008	590
Futures Opened	8,142
Futures Closed	(7,662)

Outstanding at August 31, 2009	1,070

B. Option Contracts The Fund is subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to gain exposure to, or hedge against changes in interest rates or foreign currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of	Premium
	Contracts	Received

Options Outstanding at August 31, 2008	-0-	$-0-
Options Written	843	221,316
Options Terminated in Closing Purchase Transactions	(843)	(221,316)
Options Exercised	-0-	-0-
Options Expired	-0-	-0-

Options Outstanding at August 31, 2009	-0-	$-0-

C. Swap Contracts The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4), effective November 30, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the year ended August 31, 2009, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $75,000 and $6,512,000,

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the footnotes to the Portfolio of Investments, the aggregate fair value of credit default swaps entered into by the Fund acting as a seller of protection, in a net liability position as of August 31, 2009 was $54,639. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $89,878. If a defined credit event had occurred as of August 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $8,750,000 less the value of the contracts’ related reference obligations.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts, including inflation asset swaps. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the year ended August 31, 2009, the average notional amount of interest rate swap contracts entered into by the Fund was $214,198,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective March 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of August 31, 2009.

	Asset Derivatives			Liability Derivatives
Primary Risk	Balance Sheet			Balance Sheet
Exposure	Location	Fair Values		Location	Fair Values

Credit Contracts	Swap Contracts	$-0-		Swap Contracts	$(54,639)
Interest Rate Contracts	Variation Margin on Futures and Swap Contracts	500,089	*	Variation Margin on Futures and Swap Contracts	(2,477,418)*

Total		$500,089			$(2,532,057)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended August 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk	Purchased	Written
Exposure	Options	Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$(280,849)	$(280,849)
Interest Rate Contracts	37,461	(165,643)	5,449,389	4,004,145	9,325,352

Total	$37,461	$(165,643)	$5,449,389	$3,723,296	$9,044,503

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk	Purchased	Written
Exposure	Options	Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$344,914	$344,914
Interest Rate Contracts	-0-	-0-	(713,954)	(4,027,409)	(4,741,363)

Total	$-0-	$-0-	$(713,954)	$(3,682,495)	$(4,396,449)

7. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Some of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of United States. A Collateralized Mortgage Obligation (CMO) is a bond, which is collateralized by a pool of MBS’s.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments may have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

8. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $19,300 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2009  continued

10. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen Core Plus Fixed Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Core Plus Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Core Plus Fixed Income Fund (the Fund), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 26, 2007 (commencement of operations) through August 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Core Plus Fixed Income Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 26, 2007 (commencement of operations) through August 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

Van Kampen Core Plus Fixed Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2005	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Core Plus Fixed Income Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

122, 222, 322, 622
CPFIANN 10/09
IU09-04532P-Y08/09

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
          2009

	Registrant		Covered Entities(1)
Audit Fees	$34,400		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$3,400	(3)	$135,224	(4)
All Other Fees	$0		$333,170	(5)
Total Non-Audit Fees	$3,400		$468,394

Total	$37,800		$468,394
     2008

	Registrant		Covered Entities(1)
Audit Fees	$34,400		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$144,357	(4)
All Other Fees	$0		$694,038	(5)
Total Non-Audit Fees	$3,400		$1,138,595

Total	$37,800		$1,138,595
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Trust

By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer
Date: October 22, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer
Date: October 22, 2009

By:	/s/ Stuart N. Schuldt
	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer
Date: October 22, 2009